EXHIBIT NO. 99.(n) 2

MFS FUNDS

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3(d) UNDER THE

INVESTMENT COMPANY ACT OF 1940

Effective September 6, 1996, as amended and restated:

August 15, 2003

January 25, 2005 (Addition of R Share Classes)

January 24, 2006 (Addition of W Share Class)

April 25, 2006 (Addition of Voluntary Conversion)

June 25, 2006 (Addition of Methodology for
Allocating Income, Realized Gains and Losses and Dividends)

October 25, 2006 (Addition of A1 and B1 Share Classes)

November 1, 2007 (Conversion of Class R and R2 Shares)

February 28, 2008 (Termination of Master Class R Administration and Service Agreement)

April 19, 2008 (Conversions and Redesignations of Class R Share Suite)

May 1, 2009 (Conversions - Class A, Class I, Class W; removal of Class J; revisions to money market exchanges)

May 1, 2011 (Class C Share Voluntary Conversions and Removal of references to sales in Japan)

July 1, 2011 (Clarify Conversion/Exchange Features Applicable to Class 529 Shares)

December 13, 2011 (Addition of Class R5; Mandatory Conversion of Class W; Revisions to Allocation Methodology)

May 30, 2012 (Eliminate reference to Class W; Provide Conversion Feature from Class I to

Class R5, Revisions to Allocation Methodology)

August 26, 2016 (Redesignation of Class R5 as Class R6)

EXHIBIT A, as revised:

July 26, 2005 (Addition of MFS Series Trust XII)

April 25, 2006 (Addition of MFS Diversified Income Fund, series of MFS Series Trust XIII (formerly MFS Government Securities Fund))

July 26, 2006 (Addition of MFS Sector Rotational Fund)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental 130/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a series of MFS Series Trust XIII)

May 31, 2010 (Addition of MFS Global Bond Fund)

July 21, 2010 (Addition of MFS Asia Pacific Ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

February 15, 2011 (Addition of MFS Absolute Return Fund and MFS Global Tactical Allocation Fund)

April 12, 2011 (Addition of MFS New Discovery Value Fund and Termination of MFS Research Bond Fund J)

July 20, 2011 (Addition of MFS Global Brands Fund and MFS Emerging Markets Debt Local Currency Fund)

September 13, 2011 (Redesignation of MFS Global Brands Fund as MFS Global Leaders Fund)

October 18, 2011 (Addition of MFS Global New Discovery Fund)

July 17, 2012 (Addition of MFS Equity Income Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2045 Fund, and MFS Lifetime 2055 Fund)

September 10, 2013 (Addition of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund, and Redesignation of MFS Sector Rotational Fund as MFS Equity Opportunities Fund)

February 1, 2014 (Redesignation of MFS Diversified Target Return Fund as MFS Global Alternative Strategy Fund)

March 31, 2014 (Redesignation of MFS High Yield Opportunities Fund as MFS Global High Yield Fund)

May 6, 2014 (Addition of MFS Managed Wealth Fund)

June 20, 2014 (Reorganization of MFS Lifetime 2010 Fund into MFS Lifetime Retirement Income Fund)

July 1, 2014 (Redesignation of MFS Cash Reserve Fund as MFS U.S. Government Cash Reserve Fund)

July 23, 2014 (Termination of MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, and MFS Latin American Equity Fund)

August 28, 2014 (Redesignation of MFS Lifetime Retirement Income Fund as MFS Lifetime Income Fund)

March 31, 2015 (Redesignation of MFS Research Bond Fund as MFS Total Return Bond Fund)

April 30, 2015 (Redesignation of MFS Bond Fund as MFS Corporate Bond Fund)

July 15, 2015 (Addition of MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Global Equity Fund, MFS Blended Research International Equity Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, and MFS Blended Research Value Equity Fund)

November 18, 2015 (Termination of MFS Global Leaders Fund)

June 14, 2016 (Addition of MFS Blended Research Mid Cap Equity Fund)

August 5, 2016 (Reorganization of MFS Lifetime 2015 Fund into MFS Lifetime Income Fund)

September 13, 2016 (Addition of MFS Lifetime 2060 Fund)

EXHIBIT A

Dated:  September 13, 2016

MFS® Series Trust I:

MFS® Core Equity Fund

MFS® Low Volatility Equity Fund

MFS® Low Volatility Global Equity Fund

MFS® New Discovery Fund

MFS® Research International Fund

MFS® Technology Fund

MFS® U.S. Government Cash Reserve Fund

MFS® Value Fund

MFS® Series Trust II:

MFS® Growth Fund

MFS Series Trust III:

MFS® Global High Yield Fund

MFS® High Income Fund

MFS® Municipal High Income Fund

MFS Series Trust IV:

MFS® Blended Research Emerging Markets Equity Fund

MFS® Blended Research Global Equity Fund

MFS® Blended Research International Equity Fund

MFS® Global New Discovery Fund

MFS® Mid Cap Growth Fund

MFS Series Trust V:

MFS® International New Discovery Fund

MFS® Research Fund

MFS® Total Return Fund

MFS Series Trust VI:

MFS® Global Equity Fund

MFS® Global Total Return Fund

MFS® Utilities Fund

MFS Series Trust VII:

MFS® Equity Income Fund

MFS Series Trust VIII:

MFS® Global Growth Fund

MFS® Strategic Income Fund

MFS Series Trust IX:

MFS® Corporate Bond Fund

MFS® Inflation-Adjusted Bond Fund

MFS® Limited Maturity Fund

MFS® Municipal Limited Maturity Fund

MFS® Total Return Bond Fund

MFS Series Trust X:

MFS® Absolute Return Fund

MFS® Aggressive Growth Allocation Fund

MFS® Blended Research Growth Equity Fund

MFS® Blended Research Mid Cap Equity Fund

MFS® Blended Research Small Cap Equity Fund

MFS® Blended Research Value Equity Fund

MFS® Conservative Allocation Fund

MFS® Emerging Markets Debt Fund

MFS® Emerging Markets Debt Local Currency Fund

MFS® Emerging Markets Equity Fund

MFS® Global Bond Fund

MFS® Growth Allocation Fund

MFS® International Diversification Fund

MFS® International Growth Fund

MFS® International Value Fund

MFS® Managed Wealth Fund

MFS® Moderate Allocation Fund

MFS Series Trust XI:

MFS® Mid Cap Value Fund

MFS® Blended Research Core Equity Fund

MFS Series Trust XII:

MFS® Lifetime Income Fund

MFS® Lifetime 2020 Fund

MFS® Lifetime 2025 Fund

MFS® Lifetime 2030 Fund

MFS® Lifetime 2035 Fund

MFS® Lifetime 2040 Fund

MFS® Lifetime 2045 Fund

MFS® Lifetime 2050 Fund

MFS® Lifetime 2055 Fund

MFS® Lifetime 2060 Fund

MFS® Equity Opportunities Fund

MFS Series Trust XIII:

MFS® Diversified Income Fund

MFS® Global Real Estate Fund

MFS® Government Securities Fund

MFS® New Discovery Value Fund

MFS Series Trust XV:

MFS® Commodity Strategy Fund

MFS® Global Alternative Strategy Fund

MFS Series Trust XVI:

MFS® Global Multi-Asset Fund

MFS Municipal Series Trust:

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® California Municipal Bond Fund

MFS® Georgia Municipal Bond Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mississippi Municipal Bond Fund

MFS® Municipal Income Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® South Carolina Municipal Bond Fund

MFS® Tennessee Municipal Bond Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

B-1